SEMI ANNUAL REPORT

                                                                   JUNE 30, 1999



MUTUAL FINANCIAL SERVICES FUND

[LOGO]
Franklin(R)Templeton(R)

[COVER ILLUSTRATION OF "M"]

PAGE

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

[PHOTO OF PETER A. LANGERMAN]

Peter A. Langerman
Chief Executive Officer
Franklin Mutual Advisers, Inc.


[PHOTO OF ROBERT L. FRIEDMAN]

Robert L. Friedman
Chief Investment Officer
Franklin Mutual Advisers, Inc.


PAGE

SHAREHOLDER LETTER


Dear Shareholder:

We are pleased to bring you this semiannual report of the Mutual Financial Services Fund for the six months ended June 30, 1999, during which the fund's Class Z shares appreciated 12.77%. And we are also pleased to report that all of our Mutual Series funds delivered results for the period under review that compared very favorably to commonly cited indexes.

Throughout the first few months of 1999, conventional wisdom still largely favored growth investors versus value investors such as ourselves. Stocks of companies with the biggest capitalizations and ".com" stocks seemed to go up largely without regard to fundamental valuations. One only had to listen to tales from the growing legion of day traders to be convinced that a so-called "new paradigm" had taken hold. However, beginning in April, internet stocks lost a bit of their luster, some large-cap growth names sputtered, and media pundits (who love to perceive new trends) began to declare that value was back in vogue. We even received a number of calls from reporters asking whether we felt vindicated about the market's "return to value."

As you know, we have never been slaves to conventional wisdom, nor wavered in our belief that fundamental




CONTENTS

Shareholder Letter ..............   1
Fund Report .....................   4
Performance Summary .............   8
Financial Highlights &
Statement of Investments ........  10
Financial Statements ............  17
Notes to Financial
Statements ......................  21



FUND CATEGORY
[PYRAMID GRAPHIC]


PAGE

Although pure theme or momentum investing may work in the short term, it is not, in our opinion, sustainable over the long term.



research, solid underlying valuations, and good stock picking always have and always will make a real difference. Although pure theme or momentum investing may work in the short term, it is not, in our opinion, sustainable over the long term. Our value investing philosophy embodies this approach, and we believe that we will make money for our shareholders over time by sticking to our discipline, whether value investing is "in" or "out." We need, of course, to be mindful of changes in society and of how business valuations change, but the biggest mistake we could make would be to try to follow the latest investment fad. We always try to buy stocks that others have given up on because of a short-term problem that masks fundamental strengths or just because the stocks "aren't moving."

One outgrowth of investors' increasing accessibility to information and their ability to react to such information has been greater market volatility, at least in the short term. We like volatility in the markets, although not in our performance, because it creates opportunity for contrarian investors like us to capitalize on someone else's overreaction, and it often works to our advantage.

Our performance this year does not merely reflect value's being back in style. In fact, markets may only be at the early stages of a rebalancing in favor of value and the medium- or smaller-cap companies. You may recall that late last year we appointed specific portfolio managers for each of our funds, to improve the day-to-day implementation of our investing philosophy. The revised portfolio management structure is working very well. Driven by an intensive focus on bottom-up stock picking, our portfolio managers and research team are responsible for the fund's strong performance record during the period under review.



2

PAGE

In June, Mutual Shares, our oldest fund, celebrated its 50th anniversary, and our underlying investment discipline remains the same as always - buy stocks at discounts to asset value in order to produce steady, absolute returns over long periods with minimal risk and volatility. Through strong as well as rocky markets, we pay attention to the fundamentals because that is what matters. This gives us the conviction to buy stocks that we believe have value even when conventional wisdom may say otherwise.

On the following pages, you'll find a report from Raymond Garea and James P. Agah, Mutual Financial Services Fund's portfolio managers, with specific comments about portfolio developments this year. We welcome your comments, either through regular mail or by email to mutualseries@frk.com

Sincerely,

/s/PETER A. LANGERMAN
-----------------------
Peter A. Langerman
Chief Executive Officer
Franklin Mutual Advisers, Inc.


/s/ROBERT L. FRIEDMAN
-----------------------
Robert L. Friedman
Chief Investment Officer
Franklin Mutual Advisers, Inc.


Through strong as well as rocky markets, we pay attention to the fundamentals because that is what matters.

3

PAGE

Portfolio Breakdown
Based on Total Net Assets
6/30/99

[PIE GRAPH]

[THIS CHART LISTS IN PIE FORMAT THE PORTFOLIO BREAKDOWN OF MUTUAL FINANCIAL SERVICES FUND, BASED ON TOTAL NET ASSETS AS OF 6/30/99]


Equities                      88.4%
Bonds                          1.4%
Short-Term Investments &
 Other Net Assets             10.2%

FUND REPORT

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: MUTUAL FINANCIAL SERVICES FUND SEEKS CAPITAL APPRECIATION, WITH INCOME AS A SECONDARY GOAL, BY INVESTING PRIMARILY IN COMMON AND PREFERRED STOCKS, BONDS, AND CONVERTIBLE SECURITIES ISSUED BY COMPANIES IN THE FINANCIAL SERVICES INDUSTRY. THE FUND NORMALLY WILL HAVE AT LEAST 65% OF ITS INVESTED ASSETS IN THE SECURITIES OF ISSUERS SUCH AS BANKS, SAVINGS AND LOAN ORGANIZATIONS, CREDIT CARD COMPANIES, BROKERAGE FIRMS, FINANCE COMPANIES, SUB-PRIME LENDING INSTITUTIONS, INVESTMENT ADVISERS, AND INSURANCE COMPANIES.
--------------------------------------------------------------------------------

During the six months under review, we continued to witness the on-going consolidation within the banking and financial services industries, along with disparity in performance among large-capitalization versus medium- and small-cap financial stocks. Within this environment, Mutual Financial Services Fund's Class Z shares produced a 12.77% six-month cumulative total return, as discussed in the Performance Summary on page 9. The relevant comparisons to our performance are indexes or a group of funds composed solely or predominantly of financial services companies. The Keefe, Bruyette & Woods 50 Total Return Index (KBW 50), rose 10.15% over the same period.* The KBW 50 is comprised of the 50 largest U.S. banks' stocks out of a group of approximately 200 banking companies, including both large and small banks, followed by KBW's analysts. This group of stocks had a median increase of 1.5% during the period under review.*



* Source: Keefe, Bruyette & Woods Inc.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 14 of this report.

4

PAGE

During 1998, there was an enormous disparity between the stock price performance of large-cap financials and that of all other groups, with the former enjoying significant outperformance. At the beginning of 1999, we believed the best values and investment opportunities existed in smaller-cap companies, and we positioned the fund accordingly. However, large-cap companies continued to outperform their smaller-cap counterparts (see KBW 50 vs. KBW bank universe, above). Notwithstanding the fund's excellent performance in the first half of 1999, we have continued to find small- and medium-cap financial firms with what we believed were sound fundamentals and strong performance prospects trading at relatively cheap valuations throughout the six months under review.

During the period, we increased our weighting in insurance and finance companies, purchasing shares in a number of mortgage insurance entities such as The PMI Group Inc., Amerin, and CMAC Investment, as well as Metris Companies Inc., a credit card firm. The group sold off dramatically after an announcement by Fannie Mae regarding a reduction in the use of mortgage insurance; however, there was a subsequent rebound in the prices of these securities. An example of sound value investing, these purchases illustrate how important it is to have the courage and confidence to buy when most others seem to be selling. (Of course, it also helps to be right!).

Although we did establish some new positions in European financials, we generally found it difficult to identify attractive companies at reasonable valuations in this sector, and on June 30, our exposure to it was less than 10% of total net assets. We do not expect to increase the fund's exposure significantly until those valuations more accurately reflect what we see as the reality of a difficult operating environment.


[THIS CHART LIST THE TOP 10 HLDINGS, INCLUDING INDUSTRY AND COUNTRY OF MUTUAL FINANCIAL SERVICES FUND, BASED ON TOTAL NET ASSETS AS OF 6/30/99]


  TOP 10 HOLDINGS
  6/30/99

COMPANY,                                   % OF TOTAL
INDUSTRY, COUNTRY                          NET ASSETS
-----------------------------------------------------
Western Bancorp,
Banking, U.S.                                 7.4%

Bank One Corp.,
Banking, U.S.                                 5.0%

United Asset
Management Corp.,
Financial Services, U.S.                      3.4%

Commercial Federal Corp.,
Financial Services, U.S.                      3.2%

Greenpoint Financial Corp.,
Financial Services, U.S.                      3.0%

Pacific Bank NA,
Banking, U.S.                                 2.9%

Chittenden Corp.,
Banking, U.S.                                 2.8%

Metris Companies Inc.,
Financial Services, U.S.                      2.6%

Superior Financial Corp.,
Financial Services, U.S.                      2.4%

TCF Financial Corp.,
Financial Services, U.S.                      2.3%




                                                                               5
PAGE

We believe that the consolidation trend in the banking and financial services industries will continue, but we do not feel that investors can earn attractive returns owning so-called takeover candidates among the top 50 financial firms, because we expect little or no merger premiums for these companies. However, we do expect significant premiums to be offered for smaller companies, and we intend to exploit investment opportunities in franchises with solid prospects at inexpensive valuations, which could result in substantial upside potential should a takeover occur. Of course, we cannot predict which of the names in our portfolio might become takeover targets, but we certainly expect some of them to be taken over during the rest of 1999.

Looking forward, we remain cautiously optimistic about the investment environment for financials over the long term. At the end of the reporting period, valuations in this sector were not nearly as stretched as the broader market's, credit quality remained very good, and we are confident about the underlying fundamentals of most businesses whose shares we own.

We appreciate your participation in Mutual Financial Services Fund and welcome your comments and suggestions.


[PHOTO OF RAYMOND GAREA]


/s/RAYMOND GAREA
-----------------
Raymond Garea
Portfolio Manager




[PHOTO OF JAMES P. AGAH]


/s/JAMES P. AGAH
-----------------
James P. Agah
Assistant Portfolio Manager



6

PAGE

It is important to remember that the fund may invest in lower-rated "junk bonds," which entail higher credit risks, as well as in foreign securities involving risks such as political uncertainty or fluctuations in foreign exchange rates in areas where the fund invests. The fund generally expects to hedge against currency risks where feasible and to the extent possible. The fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations.

It is also important to note that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations, and distressed/bankruptcy investments, involve higher credit risks. These and other risks are discussed in the prospectus, which you should review before making an investment decision.

Of course, there are special risks involved with investing in a single industry, including increased sensitivity to economic, political, or regulatory developments, which can result in greater volatility than a fund investing in many different industries.

This discussion reflects our views, opinions and portfolio holdings as of June 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and the fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.


                                                                               7
PAGE

CLASS Z:

No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the fund's prospectus.

CLASS A (formerly Class I):

Subject to the maximum 5.75% initial sales charge.

CLASS B:

Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

For all share classes, Franklin Mutual Advisers has agreed in advance to waive all or a portion of its management fee and/or make certain payments to reduce the fund's expenses for the first 24 months of operation, after which Franklin Mutual Advisers may terminate this arrangement at any time.

PERFORMANCE SUMMARY AS OF 6/30/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of each share class's expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.



PRICE AND DISTRIBUTION INFORMATION


  CLASS Z                       CHANGE            6/30/99 12/31/98
--------------------------------------------------------------------------------
  Net Asset Value               +$1.57             $14.42   $12.85


                                DISTRIBUTIONS      (1/1/99-6/30/99)
                                ------------------------------------------------
  Dividend Income               $0.0684


  CLASS A                       CHANGE            6/30/99 12/31/98
--------------------------------------------------------------------------------
  Net Asset Value               +$1.55             $14.42   $12.87


                                DISTRIBUTIONS      (1/1/99-6/30/99)
                                ------------------------------------------------
  Dividend Income               $0.0556


  CLASS B                       CHANGE             6/30/99  1/1/99
--------------------------------------------------------------------------------
  Net Asset Value               +$1.50             $14.37   $12.87


                                DISTRIBUTIONS      (1/1/99-6/30/99)
                                ------------------------------------------------
  Dividend Income               $0.0616


  CLASS C                       CHANGE            6/30/99 12/31/98
--------------------------------------------------------------------------------
  Net Asset Value               +$1.54             $14.37   $12.83


                                DISTRIBUTIONS      (1/1/99-6/30/99)
                                ------------------------------------------------
  Dividend Income               $0.0333






8            Past performance is not predictive of future results.

PAGE

PERFORMANCE

                                                         INCEPTION
CLASS Z                            6-MONTH    1-YEAR     (8/19/97)
--------------------------------------------------------------------------------
Cumulative Total Return(1)          12.77%      3.62%      49.65%
Average Annual Total Return(2)      12.77%      3.62%      24.16%
Value of $10,000 Investment(3)     $11,277    $10,362     $14,965



                                                         INCEPTION
CLASS A                            6-MONTH     1-YEAR    (8/19/97)
--------------------------------------------------------------------------------
Cumulative Total Return(1)          12.49%      3.25%      48.91%
Average Annual Total Return(2)       5.98%     -2.67%      19.95%
Value of $10,000 Investment(3)     $10,598     $9,733     $14,035


CLASS B                                       6-MONTH     (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     12.15%      12.15%
Aggregate Total Return(2)                       8.15%       8.15%
Value of $10,000 Investment(3)                $10,815     $10,815


                                                         INCEPTION
CLASS C                             6-MONTH    1-YEAR    (8/19/97)
--------------------------------------------------------------------------------
Cumulative Total Return(1)          12.27%      2.65%      47.23%
Average Annual Total Return(2)      10.16%      0.66%      22.42%
Value of $10,000 Investment(3)     $11,016    $10,066     $14,577



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.


--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the fund invests. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance is not predictive of future results.                          9

PAGE

MUTUAL FINANCIAL SERVICES FUND
Financial Highlights

                                                                                   CLASS Z
                                                                ---------------------------------------------
                                                                SIX MONTHS ENDED      YEAR ENDED DECEMBER 31,
                                                                 JUNE 30, 1999        -----------------------
                                                                 (UNAUDITED)++         1998++         1997+
                                                                ---------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period........................          $12.85            $12.27         $10.00
                                                                ---------------------------------------------
Income from investment operations:
 Net investment income......................................             .08               .24            .04
 Net realized and unrealized gains..........................            1.56               .64           2.35
                                                                ---------------------------------------------
Total from investment operations............................            1.64               .88           2.39
                                                                ---------------------------------------------
Less distributions from:
 Net investment income......................................            (.07)             (.19)          (.03)
 Net realized gains.........................................              --              (.11)          (.09)
                                                                ---------------------------------------------
Total distributions.........................................            (.07)             (.30)          (.12)
                                                                ---------------------------------------------
Net asset value, end of period..............................          $14.42            $12.85         $12.27
                                                                =============================================
Total Return*...............................................          12.77%             7.08%         23.92%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................        $100,894          $143,132       $136,350
Ratios to average net assets:
 Expenses...................................................            .98%**           1.00%          1.00%**
 Expenses, excluding waiver and payments by affiliate.......           1.18%**           1.09%          1.62%**
 Net investment income......................................           1.22%**           1.76%          1.37%**
Portfolio turnover rate.....................................          37.96%           136.76%         42.26%

 * Total return is not annualized.
** Annualized.
 + For the period August 19, 1997 (commencement of operations) to December 31,
   1997.
++ Based on average weighted shares outstanding.

 10

PAGE

MUTUAL FINANCIAL SERVICES FUND
Financial Highlights (continued)

                                                                                   CLASS A
                                                                ----------------------------------------------
                                                                SIX MONTHS ENDED      YEAR ENDED DECEMBER 31,
                                                                 JUNE 30, 1999        ------------------------
                                                                 (UNAUDITED)++          1998           1997+
                                                                ----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period........................          $12.87            $12.27         $10.00
                                                                ----------------------------------------------
Income from investment operations:
 Net investment income......................................             .06               .17            .03
 Net realized and unrealized gains..........................            1.55               .69           2.35
                                                                ----------------------------------------------
Total from investment operations............................            1.61               .86           2.38
                                                                ----------------------------------------------
Less distributions from:
 Net investment income......................................            (.06)             (.15)          (.02)
 Net realized gains.........................................              --              (.11)          (.09)
                                                                ----------------------------------------------
Total distributions.........................................            (.06)             (.26)          (.11)
                                                                ----------------------------------------------
Net asset value, end of period..............................          $14.42            $12.87         $12.27
                                                                ==============================================
Total Return*...............................................          12.49%             6.90%         23.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................        $134,945          $164,989        $78,249
Ratios to average net assets:
 Expenses...................................................           1.33%**           1.35%          1.35%**
 Expenses, excluding waiver and payments by affiliate.......           1.52%**           1.44%          1.97%**
 Net investment income......................................            .87%**           1.42%          1.02%**
Portfolio turnover rate.....................................          37.96%           136.76%         42.26%

 * Total return does not reflect sales commissions and is not annualized.
** Annualized.
 + For the period August 19, 1997 (commencement of operations) to December 31,
   1997.
++ Based on average weighted shares outstanding.
                                                                              11
PAGE

MUTUAL FINANCIAL SERVICES FUND
Financial Highlights (continued)

                                                                    CLASS B
                                                                ----------------
                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 1999
                                                                  (unaudited)+
                                                                ----------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period........................         $12.87
                                                                ----------------
Income from investment operations:
 Net realized and unrealized gains..........................           1.56
                                                                ----------------
Total from investment operations............................           1.56
                                                                ----------------
Less distributions from:
 Net investment income......................................           (.06)
                                                                ----------------
Total distributions.........................................           (.06)
                                                                ----------------
Net asset value, end of period..............................         $14.37
                                                                ================
Total Return*...............................................         12.15%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................           $486
Ratios to average net assets:
 Expenses...................................................          1.99%**
 Expenses, excluding waiver and payments by affiliate.......          2.18%**
 Net investment income......................................           .02%**
Portfolio turnover rate.....................................         37.96%

 * Total return does not reflect the contingent deferred sales charge and is not annualized.
** Annualized.
 + Effective date of Class B shares was January 1, 1999. Based on average weighted shares outstanding.

 12

PAGE

MUTUAL FINANCIAL SERVICES FUND
Financial Highlights (continued)

                                                                                   CLASS C
                                                                ----------------------------------------------
                                                                SIX MONTHS ENDED      YEAR ENDED DECEMBER 31,
                                                                 JUNE 30, 1999        ------------------------
                                                                 (UNAUDITED)++          1998           1997+
                                                                ----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period........................          $12.83            $12.26         $10.00
                                                                ----------------------------------------------
Income from investment operations:
 Net investment income......................................             .02               .08            .01
 Net realized and unrealized gains..........................            1.55               .68           2.35
                                                                ----------------------------------------------
Total from investment operations............................            1.57               .76           2.36
                                                                ----------------------------------------------
Less distributions from:
 Net investment income......................................            (.03)             (.08)          (.01)
 Net realized gains.........................................              --              (.11)          (.09)
                                                                ----------------------------------------------
Total distributions.........................................            (.03)             (.19)          (.10)
                                                                ----------------------------------------------
Net asset value, end of period..............................          $14.37            $12.83         $12.26
                                                                ==============================================
Total Return*...............................................          12.27%             6.13%         23.57%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................        $113,941          $127,717        $43,207
Ratios to average net assets:
 Expenses...................................................           1.96%**           2.00%          2.00%**
 Expenses, excluding waiver and payments by affiliate.......           2.15%**           2.09%          2.62%**
 Net investment income......................................            .24%**            .77%           .37%**
Portfolio turnover rate.....................................          37.96%           136.76%         42.26%

 * Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
** Annualized.
 + For the period August 19, 1997 (commencement of operations) to December 31,
   1997.
++ Based on average weighted shares outstanding.

                    See Notes to Financial Statements.
                                                                              13
PAGE

MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                   COUNTRY           SHARES           VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS 88.4%
BANKING 48.0%
Amcore Financial Inc. ......................................    United States           75,000     $  1,729,687
*Banca Nazionale del Lavoro SpA.............................        Italy            2,142,500        6,756,486
Banco Latinoamericano de Exportaciones SA, E................        Panama             112,500        3,009,375
Bank of Commerce............................................    United States           68,900        1,403,837
Bank One Corp. .............................................    United States          295,400       17,594,762
Banknorth Group Inc. .......................................    United States           45,000        1,485,000
*BHF-Bank AG................................................       Germany              50,700        1,725,379
*Boston Private Financial Holdings Inc. ....................    United States          248,500        1,863,750
Chase Manhattan Corp. ......................................    United States           34,100        2,953,912
Chittenden Corp. ...........................................    United States          318,089        9,940,281
+*Civic Bancorp.............................................    United States          276,894        3,911,128
+Cowlitz Bancorporation.....................................    United States          235,150        1,557,869
*Eldorado Bancshares Inc. ..................................    United States          100,000        1,100,000
+*Financial Institutions Inc. ..............................    United States           80,000        1,200,000
First American Corp. Tennessee..............................    United States           69,700        2,896,906
First Commonwealth Financial Corp. .........................    United States          104,000        2,483,000
First Security Corp. .......................................    United States           85,000        2,316,250
First Union Corp. ..........................................    United States          155,000        7,285,000
Hibernia Corp., A...........................................    United States           90,600        1,421,288
*Imperial Bancorp...........................................    United States          352,016        6,974,317
Jeffbanks Inc. .............................................    United States          180,166        5,123,471
M & T Bank Corp. ...........................................    United States            5,900        3,245,000
+Pacific Bank NA............................................    United States          531,462       10,130,994
Peoples Heritage Financial Group Inc. ......................    United States           10,000          188,125
Prime Bancshares Inc. ......................................    United States          200,300        3,580,363
+Professional Bancorp Inc. .................................    United States          171,216        3,552,732
Prosperity Bancshares Inc. .................................    United States          212,600        3,109,275
+Rancho Santa Fe National Bank..............................    United States          347,223        4,796,018
Regency Bancorp.............................................    United States          100,000        1,850,000
*Regency Bancorp, wts.......................................    United States           10,000           85,000
Royal Bank of Canada........................................        Canada              35,000        1,554,493
(R)+*State National Bancshares Inc. ........................    United States          507,936        7,619,040
Sterling Bancshares Inc. ...................................    United States          200,000        2,675,000
Texas Regional Bancshares Inc., A...........................    United States           73,400        1,995,563
Union Bank of Norway, 144A..................................        Norway             200,000        3,734,519
UST Corp., Inc. ............................................    United States          114,800        3,472,700
*Vail Banks Inc. ...........................................    United States          175,000        1,815,625
+Warren Bancorp Inc. .......................................    United States          415,300        3,426,225
Western Bancorp.............................................    United States          593,721       25,826,864
*WSFS Financial Corp. ......................................    United States           59,100          856,950
                                                                                                   ------------
                                                                                                    168,246,184
                                                                                                   ------------

 14

PAGE

MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                   COUNTRY           SHARES           VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FINANCIAL SERVICES 34.8%
*Ambase Corp. ..............................................    United States        1,981,800     $  2,259,252
Baker Fentress & Co. .......................................    United States          255,329        4,851,251
+Broadway Financial Corp. ..................................    United States           56,662          297,476
CIT Group Inc., A...........................................    United States           88,000        2,541,000
Commercial Federal Corp. ...................................    United States          482,700       11,192,606
Espirito Santo Financial Group SA, ADR......................       Portugal            109,500        1,793,062
First Essex Bancorp Inc. ...................................    United States          182,300        2,962,375
*Franchise Mortgage Acceptance Co. .........................    United States          319,200        2,793,000
+*Gateway American Bancshares Inc. .........................    United States          207,500        1,011,562
*Golden State Bancorp Inc., Litigation wts. ................    United States          937,500        1,230,469
Greenpoint Financial Corp. .................................    United States          319,786       10,492,978
Heller Financial Inc. ......................................    United States           71,300        1,983,031
Household International Inc. ...............................    United States          141,070        6,683,191
*Investors Group Inc. ......................................        Canada             120,900        1,693,509
Keycorp.....................................................    United States           50,000        1,606,250
(R)Laser Mortgage Management Inc. ..........................    United States          184,400          633,875
Liberty Financial Companies Inc. ...........................    United States          124,800        3,634,800
*Long Beach Financial Corp. ................................    United States          440,600        6,471,313
Metris Companies Inc. ......................................    United States          227,400        9,266,550
*MFN Financial Corp. .......................................    United States           50,211          498,972
Newcourt Credit Group Inc. .................................        Canada               4,000           52,340
Newcourt Credit Group Inc., fgn. ...........................        Canada             100,400        1,298,925
*Paymentech Inc. ...........................................    United States           41,300        1,047,988
Peoples Bancorp Inc. .......................................    United States          541,799        5,401,059
Pioneer Group Inc. .........................................    United States          245,000        4,226,250
Power Financial Corp. ......................................        Canada               7,500          143,492
Providian Financial Corp. ..................................    United States           25,000        2,337,500
(R)+*Superior Financial Corp. ..............................    United States          754,000        8,294,000
TCF Financial Corp. ........................................    United States          285,000        7,944,375
The PMI Group Inc. .........................................    United States           86,900        5,458,406
United Asset Management Corp. ..............................    United States          522,600       11,889,150
                                                                                                   ------------
                                                                                                    121,990,007
                                                                                                   ------------
INSURANCE 5.5%
Allmerica Financial Corp. ..................................    United States           55,000        3,344,687
*Companhia de Seguros Mundial Confianca SA..................       Portugal             43,500        1,716,314
Corporacion Mapfre PLC......................................        Spain               89,892        1,830,841
Horace Mann Educators Corp. ................................    United States           68,900        1,873,219
*Old Republic International Corp. ..........................    United States            8,500          147,156
Radian Group Inc. ..........................................    United States          127,491        6,223,154
Renaissance Holdings Ltd. ..................................       Bermuda              60,300        2,231,100
SCPIE Holdings Inc. ........................................    United States           45,800        1,494,225
*Triad Guaranty Inc. .......................................    United States           10,000          179,375
                                                                                                   ------------
                                                                                                     19,040,071
                                                                                                   ------------

                                                                              15
PAGE

MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                   COUNTRY           SHARES           VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MULTI-INDUSTRY .1%
Power Corp. of Canada.......................................         Canada              20,300     $    391,158
                                                                                                   ------------
TOTAL COMMON STOCKS (COST $276,137,999).....................                                        309,667,420
                                                                                                   ------------

                                                                                   PRINCIPAL
                                                                                    AMOUNT**
                                                                                    --------
CORPORATE BONDS 1.4%
Matrix Capital Inc., 11.50%, 9/30/04........................    United States     $  3,200,000        3,144,000
MFN Financial Corp.:
  Series A, 10.00%, 4/23/01.................................    United States          192,389          181,808
  Series B, FRN, 9.495%, 4/23/01............................    United States          337,389          318,833
(R)Source Capital Corp., cvt., 7.50%, 3/01/08...............    United States        1,400,000        1,163,456
                                                                                                   ------------
TOTAL CORPORATE BONDS (COST $5,066,929).....................                                          4,808,097
                                                                                                   ------------
SHORT TERM INVESTMENTS 9.0%
Fannie Mae, 4.64% to 5.24%, with maturities to 5/03/00......    United States       16,800,000       16,405,324
Federal Home Loan Banks, 4.44% to 4.70% with maturities to
  2/11/00...................................................    United States        9,000,000        8,765,134
Federal Home Loan Mortgage Corp., 4.68% to 5.28%, with
  maturities to 6/13/00.....................................    United States        6,500,000        6,321,170
                                                                                                   ------------
TOTAL SHORT TERM INVESTMENTS (COST $31,493,546).............                                         31,491,628
                                                                                                   ------------
TOTAL INVESTMENTS (COST $312,698,474) 98.8%.................                                        345,967,145
SECURITIES SOLD SHORT (2.0%)................................                                         (7,003,435)
NET EQUITY IN FORWARD CONTRACTS .1%.........................                                            489,386
OTHER ASSETS, LESS LIABILITIES 3.1%.........................                                         10,813,585
                                                                                                   ------------
TOTAL NET ASSETS 100.0%.....................................                                       $350,266,681
                                                                                                   ============

SECURITIES SOLD SHORT
ISSUER                                                             COUNTRY              SHARES            VALUE
---------------------------------------------------------------------------------------------------------------
*Sovereign Bancorp Inc. ....................................    United States          433,420     $  5,255,218
*Zions Bancorp..............................................    United States            5,000          317,500
*Credit Lyonnais, Inv. Cert.................................        France              18,000          665,092
*Hudson United Bancorp Inc. ................................    United States           25,000          765,625
                                                                                                   ------------
TOTAL SECURITIES SOLD SHORT (PROCEEDS $8,891,668)...........                                       $  7,003,435
                                                                                                   ============

 * Non-income producing.
** Securities denominated in U.S. dollars.
(R) Restricted Securities (See note 6).
 + Affiliated Issuers (See note 7).

                       See Notes to Financial Statements.
 16

PAGE

MUTUAL FINANCIAL SERVICES FUND
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

Assets:
 Investments in securities, at value:
  Unaffiliated issuers (cost $267,124,184)..................    $300,170,101
  Non controlled affiliates (cost $45,574,290)..............      45,797,044    $345,967,145
                                                                ------------
 Cash.......................................................                       5,496,875
 Receivables:
  Investment securities sold................................                       6,477,569
  Capital shares sold.......................................                         420,434
  Dividends and interest....................................                         646,833
 Unrealized gain on forward exchange contracts (Note 8).....                         937,545
 Deposits with broker for securities sold short.............                       5,991,166
                                                                                ------------
      Total assets..........................................                     365,937,567
                                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................                       5,708,531
  Capital shares redeemed...................................                         853,218
  To affiliates.............................................                         493,378
 Securities sold short, at value (proceeds $8,891,668)......                       7,003,435
 Unrealized loss on forward exchange contracts (Note 8).....                         448,159
 Accrued expenses...........................................                       1,164,165
                                                                                ------------
      Total liabilities.....................................                      15,670,886
                                                                                ------------
Net assets, at value........................................                    $350,266,681
                                                                                ============
Net assets consist of:
 Undistributed net investment income........................                    $    805,090
 Net unrealized appreciation................................                      34,579,458
 Accumulated net realized gain..............................                       7,821,299
 Capital shares.............................................                     307,060,834
                                                                                ------------
Net assets, at value........................................                    $350,266,681
                                                                                ============

                                                                              17
PAGE

MUTUAL FINANCIAL SERVICES FUND
Financial Statements (continued)
STATEMENT OF ASSETS AND LIABILITIES (CONT.)

JUNE 30, 1999 (UNAUDITED)

CLASS Z:
 Net asset value and maximum offering price per share
  ($100,894,180 / 6,997,836 shares outstanding).............                        $14.42
                                                                               ===========
CLASS A:
 Net asset value per share ($134,945,212 / 9,356,115 shares
  outstanding)..............................................                        $14.42
                                                                               ===========
 Maximum offering price per share ($14.42 / 94.25%).........                        $15.30
                                                                               ===========
CLASS B:
 Net asset value and maximum offering price per share
  ($485,843 / 33,809 shares outstanding)*...................                        $14.37
                                                                               ===========
CLASS C:
 Net asset value per share ($113,941,446 / 7,931,374 shares
  outstanding)*.............................................                        $14.37
                                                                               ===========
 Maximum offering price per share ($14.37 / 99.00%).........                        $14.52
                                                                               ===========

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
 18

PAGE

MUTUAL FINANCIAL SERVICES FUND
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

Investment Income:
(net of foreign taxes of $59,887)
 Dividends..................................................    $ 2,925,409
 Interest...................................................      1,063,394
                                                                -----------
      Total investment income...............................                   $ 3,988,803
                                                                               -----------
Expenses:
 Management fees (Note 3)...................................      1,450,522
 Administrative fees (Note 3)...............................        140,358
 Distribution fees (Note 3)
  Class A...................................................        237,774
  Class B...................................................          1,051
  Class C...................................................        555,638
 Transfer agent fees (Note 3)...............................        421,000
 Custodian fees.............................................          5,800
 Reports to shareholders....................................         92,900
 Professional fees..........................................         13,200
 Directors' fees and expenses...............................          7,400
 Other......................................................          5,354
                                                                -----------
      Total expenses........................................                     2,930,997
      Expenses waived/paid by affiliate (Note 3)............                      (350,433)
                                                                               -----------
          Net expenses......................................                     2,580,564
                                                                               -----------
            Net investment income...........................                     1,408,239
                                                                               -----------
Realized and unrealized gains:
 Net realized gain from:
  Investments...............................................      8,405,209
  Foreign currency transactions.............................      1,195,163
                                                                -----------
      Net realized gain.....................................                     9,600,372
 Net unrealized appreciation on:
  Investments...............................................     27,787,400
  Translation of assets and liabilities denominated in
    foreign currencies......................................        604,100
                                                                -----------
      Net unrealized appreciation...........................                    28,391,500
                                                                               -----------
Net realized and unrealized gain............................                    37,991,872
                                                                               -----------
Net increase in net assets resulting from operations........                   $39,400,111
                                                                               ===========

                       See Notes to Financial Statements.
                                                                              19
PAGE

MUTUAL FINANCIAL SERVICES FUND
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED
                                                                JUNE 30, 1999          YEAR ENDED
                                                                 (UNAUDITED)        DECEMBER 31, 1998
                                                                -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  1,408,239          $  6,659,411
  Net realized gain (loss) from investments and foreign
   currency transactions....................................       9,600,372            (1,674,796)
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................      28,391,500           (10,675,258)
                                                                -------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................      39,400,111            (5,690,643)

 Distributions to shareholders from:
  Net investment income:
   Class Z..................................................        (481,566)           (2,372,985)
   Class A..................................................        (518,193)           (1,942,133)
   Class B..................................................          (1,897)                   --
   Class C..................................................        (263,926)             (823,564)
 Net realized gains:
   Class Z..................................................              --            (1,988,317)
   Class A..................................................              --            (1,546,395)
   Class C..................................................              --            (1,039,797)
 Capital share transactions (Note 2):
   Class Z..................................................     (53,223,482)            8,045,868
   Class A..................................................     (44,792,186)           94,697,681
   Class B..................................................         449,068                    --
   Class C..................................................     (26,138,969)           90,692,510
                                                                -------------------------------------
    Net increase (decrease) in net assets...................     (85,571,040)          178,032,225

Net assets:
 Beginning of period........................................     435,837,721           257,805,496
                                                                -------------------------------------
 End of period..............................................    $350,266,681          $435,837,721
                                                                =====================================

Undistributed net investment income included in net assets:
 End of period..............................................    $    805,090          $    662,433
                                                                =====================================

                       See Notes to Financial Statements.
 20

PAGE

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Financial Services Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing approximately 65% of its assets in securities issued by companies in the financial services industry. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as

                                                                              21
PAGE

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.) information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

e. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

f. OPTION CONTRACTS:

Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

g. SECURITIES SOLD SHORT:

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund must also maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

 22

PAGE

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
h. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B and Class C shares. Effective January 1, 1999, Class I and Class II shares were renamed Class A and Class C shares, respectively, and a fourth class of shares, Class B was established. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At June 30, 1999, there were 500 million shares authorized ($0.001 par value) of which 200 million, 100 million, 100 million, and 100 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                                              SIX MONTHS ENDED                       YEAR ENDED
                                                                JUNE 30, 1999                     DECEMBER 31, 1998
                                                           ---------------------------------------------------------------
                                                             SHARES         AMOUNT              SHARES          AMOUNT
                                                           ---------------------------------------------------------------
CLASS Z:
Shares sold..............................................     797,834    $ 10,364,232          15,667,428    $ 213,263,852
Shares issued on reinvestment of distributions...........      32,561         453,100             304,189        4,142,921
Shares redeemed..........................................  (4,970,186)    (64,040,814)        (15,948,655)    (209,360,905)
                                                           ---------------------------------------------------------------
Net increase (decrease)..................................  (4,139,791)   $(53,223,482)             22,962    $   8,045,868
                                                           ===============================================================

                                                              SIX MONTHS ENDED                       YEAR ENDED
                                                                JUNE 30, 1999                     DECEMBER 31, 1998
                                                           ---------------------------------------------------------------
                                                             SHARES         AMOUNT              SHARES          AMOUNT
                                                           ---------------------------------------------------------------
CLASS A:
Shares sold..............................................     985,148    $ 13,049,279          15,112,548    $ 208,570,095
Shares issued on reinvestment of distributions...........      34,592         481,932             238,174        3,224,346
Shares redeemed..........................................  (4,487,644)    (58,323,397)         (8,903,051)    (117,096,760)
                                                           ---------------------------------------------------------------
Net increase (decrease)..................................  (3,467,904)   $(44,792,186)          6,447,671    $  94,697,681
                                                           ===============================================================

                                                                              23
PAGE
MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (unaudited) (continued)

2. CAPITAL STOCK (CONT.)

                                                               SIX MONTHS ENDED
                                                                 JUNE 30, 1999
                                                           ---------------------------
                                                             SHARES         AMOUNT
                                                           ---------------------------
CLASS B:
Shares sold...............................................      33,873    $    449,873
Shares issued on reinvestment of distributions............         112           1,558
Shares redeemed...........................................        (176)         (2,363)
                                                            --------------------------
Net increase..............................................      33,809    $    449,068
                                                            ==========================

                                                                SIX MONTHS ENDED                     YEAR ENDED
                                                                  JUNE 30, 1999                   DECEMBER 31, 1998
                                                            -------------------------------------------------------------
                                                               SHARES         AMOUNT             SHARES         AMOUNT
                                                            -------------------------------------------------------------
CLASS C:
Shares sold...............................................     480,210    $  6,279,260          8,626,732    $117,975,100
Shares issued on reinvestment of distributions............      17,752         246,227            127,437       1,745,319
Shares redeemed...........................................  (2,518,609)    (32,664,456)        (2,326,399)    (29,027,909)
                                                            -------------------------------------------------------------
Net increase (decrease)...................................  (2,020,647)   $(26,138,969)         6,427,770    $ 90,692,510
                                                            =============================================================

+Effective date of Class B shares was January 1, 1999.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers and/or directors of Franklin Mutual Advisers, Inc. (Franklin Mutual) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, Inc. (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors) are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of .80% per year of the average daily net assets of the Fund. Franklin Mutual agreed in advance to reduce fees to the extent necessary to limit total expenses to an annual rate of 1.00%, 1.35%, 2.00%, and 2.00% of the average daily net assets of Class Z, Class A, Class B, and Class C shares, respectively, through August 19, 1999.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregated average daily net assets as follows:


ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million up to and including $700 million
0.10%         Over $700 million up to and including $1.2 billion
0.075%        Over $1.2 billion


 24

PAGE

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to .35%, 1.00% and 1.00% per year of the average daily net assets of Class A, Class B and Class C shares, respectively. Distributors received net commissions from sales of those shares and received contingent deferred sales charges for the period of $29,018 and $170,799, respectively.

4. INCOME TAXES

At June 30, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $313,727,173 was as follows:


Unrealized appreciation.....................................  $ 51,316,969
Unrealized depreciation.....................................   (19,076,997)
                                                              ------------
Net unrealized appreciation.................................  $ 32,239,972
                                                              ============


Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1999 aggregated $127,456,294 and $225,535,593 respectively.

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at June 30, 1999 are as follows:

NUMBER OF SHARES OR                                                                   ACQUISITION
 PRINCIPAL AMOUNT                                ISSUER                                  DATE           VALUE
----------------------------------------------------------------------------------------------------------------
       184,400        Laser Mortgage Management Inc. .............................     11/26/97      $   633,875
     1,400,000        Source Capital Corp., cvt., 7.50%, 3/01/08..................      2/06/98        1,163,456
       507,936        State National Bancshares Inc. .............................      6/08/98        7,619,040
       754,000        Superior Financial Corp. ...................................      3/27/98        8,294,000
                                                                                                     -----------
TOTAL RESTRICTED SECURITIES (COST $18,164,690) (5.06% OF NET ASSETS)..............                   $17,710,371
                                                                                                     ===========

                                                                              25
PAGE

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (unaudited) (continued)

7. INVESTMENT IN AFFILIATES

The Investment Company Act of 1940 defines "affiliated persons" to include any persons, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. Investments in "affiliated persons" at June 30, 1999, were $45,797,044. For the six months ended June 30, 1999, dividend income from "affiliated persons" was $379,449 and net realized losses from disposition of "affiliated persons" were $29,944.

                                        NUMBER OF                                NUMBER OF                     DIVIDEND INCOME
                                       SHARES HELD      GROSS       GROSS       SHARES HELD        VALUE           1/1/99-
           NAME OF ISSUER             DEC. 31, 1998   ADDITIONS   REDUCTIONS   JUNE 30, 1999   JUNE 30, 1999       6/30/99
------------------------------------------------------------------------------------------------------------------------------
NON CONTROLLED AFFILIATES
Broadway Financial Corp. ...........      56,662            --           --        56,662       $   297,476       $  5,666
Civic Bancorp.......................     263,709        13,185           --       276,894         3,911,128             --
Cowlitz Bancorporation..............     192,100        43,050           --       235,150         1,557,869          7,426
Financial Institutions Inc. ........          --        80,000                     80,000         1,200,000             --
Gateway American Bancshares Inc. ...     225,000            --      (17,500)      207,500         1,011,562             --
Pacific Bank NA.....................     266,231       266,231       (1,000)      531,462        10,130,994        127,551
Pointe Financial Corp. .............     122,500         3,500     (126,000)           --                **          6,275
Professional Bancorp Inc. ..........     155,616        15,600           --       171,216         3,552,732          7,781
Rancho Sante Fe National Bank.......     347,223            --           --       347,223         4,796,018         41,667
State National Bancshares Inc. .....     285,714       222,222           --       507,936         7,619,040             --
Superior Financial Corp. ...........     550,000       204,000           --       754,000         8,294,000             --
UnionBancorp Inc. ..................     220,100                   (220,100)           --                **          8,804
Warren Bancorp Inc. ................     230,300       185,000           --       415,300         3,426,225        174,279
                                                                                               -------------------------------
TOTAL NON CONTROLLED AFFILIATES.....                                                            $45,797,044       $379,449
                                                                                               ===============================

                                       REALIZED
                                        CAPITAL
           NAME OF ISSUER             GAIN/(LOSS)
------------------------------------------------
NON CONTROLLED AFFILIATES
Broadway Financial Corp. ...........         --
Civic Bancorp.......................         --
Cowlitz Bancorporation..............         --
Financial Institutions Inc. ........         --
Gateway American Bancshares Inc. ...   $ 18,435
Pacific Bank NA.....................     13,146
Pointe Financial Corp. .............    (34,429)
Professional Bancorp Inc. ..........         --
Rancho Sante Fe National Bank.......         --
State National Bancshares Inc. .....         --
Superior Financial Corp. ...........         --
UnionBancorp Inc. ..................    (27,096)
Warren Bancorp Inc. ................         --
                                      ---------
TOTAL NON CONTROLLED AFFILIATES.....   $(29,944)
                                      =========

** As of June 30, 1999, no longer an affiliate.

8. FINANCIAL INSTRUMENTS

The Fund has been a party to financial instruments with off-balance sheet risk, primarily forward exchange contracts in order to minimize the impact on the Fund from adverse changes in the relationship between the functional currency and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

 26

PAGE

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (unaudited) (continued)

8. FINANCIAL INSTRUMENTS (CONT.)
As of June 30, 1999, the Fund had the following forward exchange contracts outstanding:

                                                                              IN         SETTLEMENT          UNREALIZED
                                                                         EXCHANGE FOR       DATE             GAIN/(LOSS
CONTRACTS TO BUY:                                                        -----------------------------------------------
------------------
     2,921,379      Canadian Dollar..............................  U.S.  $ 4,410,734      10/29/99     U.S.  $  97,566
                                                                         -----------                         ---------
                                                                   U.S.  $ 4,410,734                            97,566
                                                                         ===========                         ---------
CONTRACTS TO SELL:
------------------
       231,786      British Pounds...............................  U.S.  $   142,235      08/17/99               7,511
     2,419,444      Swiss Franc..................................          3,477,264      09/10/99             163,599
    12,378,700      European Unit................................         11,359,740      09/10/99             599,089
     3,830,514      Norwegian Krone..............................         29,917,123      09/10/99              38,400
     2,132,385      European Unit................................          2,028,050      10/27/99              23,096
     1,028,831      European Unit................................            977,933      11/29/99               8,284
                                                                         -----------                         ---------
                                                                   U.S.  $47,902,345                           839,979
                                                                         ===========                         ---------
         Unrealized gain on forward exchange contracts...........                                              937,545
CONTRACTS TO BUY:                                                                                            ---------
------------------
       229,269      British Pounds...............................  U.S.  $   142,235      01/06/99
     2,342,585      Swiss Franc..................................          3,477,264      03/10/99              (4,994)
     7,498,047      European Unit................................          7,028,836      09/10/99             (86,739)
                                                                         -----------                          (209,415)
                                                                   U.S.  $10,648,335                         ---------
                                                                         ===========                          (301,148)
CONTRACTS TO SELL:                                                                                           ---------
------------------
     4,640,851      Norwegian Krone..............................  U.S.  $36,542,807      09/10/99
     3,116,608      Canadian Dollar..............................          4,493,504      10/29/99             (32,847)
                                                                         -----------                          (114,164)
                                                                   U.S.  $41,036,311                         ---------
                                                                         ===========                          (147,011)
         Unrealized loss on forward exchange contracts...........                                            ---------
           Net unrealized gain on forward exchange contracts.....                                      U.S.   (448,159)
                                                                                                             ---------
                                                                                                             $ 489,386
                                                                                                             =========

                                                                              27
PAGE

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PAGE



SEMIANNUAL REPORT

CHAIRMAN OF THE BOARD
Michael F. Price

OFFICERS
Peter A. Langerman
Robert L. Friedman
Jeffrey Altman
Raymond Garea
David E. Marcus
Larry Sondike
David Winters

INVESTMENT MANAGER
Franklin Mutual Advisers, Inc.
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.

1-800-DIAL-BEN(R)
www.franklin-templeton.com

SHAREHOLDER SERVICES
1-800-632-2301 - (Class A, B, & C)
1-800-448-FUND - (Class Z)

FUND INFORMATION
1-800-342-5236

This report must be preceded or accompanied by the current Mutual Financial Services Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.



479 S99 08/99             [RECYCLE LOGO] Printed on recycled paper